VIA EDGAR

Securities and Exchange Commission 100 F Street, N.E. Washington, D.C. 20549-0506

Re:	Separate Account VA E

File No. 811-09847, CIK 0001034623

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA E, a unit investment trust registered under the Act, recently mailed to its contract owners the semi/annual report for the following underlying management investment companies: AEGON/Transamerica Series Trust, Fidelity Variable Insurance Products Fund, Janus Aspen Series, MFS® Variable Insurance Trust, Oppenheimer Variable Account Funds, Putnam Variable Trust and STI Classic Variable Trust. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act:

•	On March 8, 2007, AEGON/Transamerica Series Trust, filed its annual report with the Commission via EDGAR (CIK: 0000778207);

•	On February 26, February 27, Fidelity Variable Insurance Products Fund filed its annual report with the Commission via EDGAR (CIK: 0000356494; 0000831016; 0000927384);

•	On February 23, 2007, Janus Aspen Series filed its annual report with the Commission via EDGAR (CIK: 0000906185);

•	On February 28, 2007, MFS® Variable Insurance Trust filed its annual report with the Commission via EDGAR (CIK: 0000918571);

•	On March 1, 2007, Oppenheimer Variable Account Funds filed its annual report with the Commission via EDGAR (CIK: 0000752737);

•	On February 28, 2007, Putnam Variable Trust filed its annual report with the Commission via EDGAR (CIK: 0000822671); and

Securities and Exchange Commission

•	On March 6, 2007, STI Classic Variable Trust filed its annual report with the Commission via EDGAR (CIK: 0000944487).

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith
Darin D. Smith, Vice President
Transamerica Life Insurance Company